Helping Build Bay Area — The Union Way

The AFL-CIO Housing Investment Trust builds on 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Bay Area

In 2018 Dollars, Since Inception*

17	$377.9M	$646.8M	8.6M	3,031
Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved
$1.5B	8,693	$591.3M	$63.8M	29%
Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:

CASA DEL PUEBLO APARTMENTS

The HIT provided $25.0 million of funding for the $62.6 million substantial rehabilitation of the 165-unit Casa del Pueblo Apartments in San Jose, creating an estimated 513,280 hours of union construction work.

PROJECT PROFILE:

ARC LIGHT

The HIT provided $32.5 million in funding for the $47.9 million new construction of the 94-unit Arc Light Apartments in San Francisco, creating an estimated 882,410 hours of union construction work.

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*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Helping Build Bay Area —The Union Way	SEPTEMBER 2019

Rincon Green @333 Harrison–San Francisco	Rincon de los Esteros–San Jose	Potrero Launch–San Francisco

“The Bay Area faces an affordable housing crisis. The HIT’s mission of building affordable housing using union labor means addressing this social need while creating quality jobs, ensuring working families can afford to live in our community.”

—Tim Paulson

Executive Director, San Francisco Labor Council

RECENT BAY AREA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
Almaden Lake Village	San Jose	$22,250,000	$24,722,222	309,650
One Embarcadero South	San Francisco	$42,000,000	$46,666,667	721,350
Heritage Homes	San Francisco	$7,400,000	$27,999,667	299,500
Alemany Plaza (Ocean View Terrace)	San Francisco	$60,000,000	$96,332,885	1,310,890
Bernal Gateway	San Francisco	$5,406,536	$14,300,000	149,690
Arc Light Apartments	San Francisco	$32,462,900	$47,948,451	882,410
Potrero Launch Apartments	San Francisco	$2,585,000	$80,400,000	1,156,820
333 Harrison Apartments	San Francisco	$70,001,400	$105,000,000	1,464,530
101 Polk (The Civic)	San Francisco	$58,084,400	$82,847,679	906,890
Casa del Pueblo Apartments	San Jose	$24,982,000	$62,613,111	513,280

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com